Item 77Q- Exhibits

(a)(1) Amendment No. 10 dated March 16, 2006 to the Amended and Restated Declaration of Trust of ING Mutual Funds (ING Global Bond Fund Class A, B, C and I shares), previously filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form N-1A filed on June 19, 2006 and incorporated herein by reference.

(a)(2) Amendment No. 11 dated March 16, 2006 to the Amended and Restated Declaration of Trust of ING Mutual Funds (ING Global Bond Fund Class A, B, C and I shares), previously filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form N-1A filed on June 19, 2006 and incorporated herein by reference.

(e)(1) Amended Schedule A dated December 7, 2005 to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated February 1, 2005 - Filed herein.

(e)(2) Amended Schedule A dated February 28, 2006 to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated February 1, 2005 - Filed herein.

(e)(3) Amended Schedule A dated April 28, 2006 to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated February 1, 2005 - Filed herein.

(e)(4) Sub-Advisory Agreement, dated December 7, 2005, between ING Investments, LLC and Hansberger Global Investors, Inc. with regard to ING International Capital Appreciation Fund, previously filed as an Exhibit to Post-Effective Amendment No. 114 to the Registrant's Registration Statement on Form N-1A filed on February 27, 2006 and incorporated herein by reference.

(e)(5) Sub-Advisory Agreement dated December 7, 2005 between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited., with regard to ING Greater China Fund,previously filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A on December 6, 2005 and incorporated herein by reference.

(e)(6) Sub-Advisory Agreement dated April 3, 2006 between ING Investments, LLC and Tradewinds NWQ Global Advisors, LLC with regard to ING Global Value Choice Fund - Filed herein.